UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): April 18, 2005

                           W3 GROUP, INC.
        ----------------------------------------------------
       (Exact name of registrant as specified in its charter)


          Delaware                    0-27083            84-1108035
----------------------------       -------------       --------------
(State or Other Jurisdiction        (Commission         (IRS Employer
      of Incorporation)             File Number)      Identification No.)



             444 Madison Avenue, Suite 1800, New York, NY 10022
             --------------------------------------------------
                (Address of Principal Executive Offices)

                           (212) 750-7878
          ---------------------------------------------------
          (Registrant's Telephone Number, Including Area Code)

                                 N/A
     -----------------------------------------------------------
    (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 3.03 Material Modification of Rights and Securities Holders.

Conversion of Preferred Stock
-----------------------------

    On April 14, 2005 the Registrant's Board of Directors determined to implement mandatory conversion of all the Company's issued and outstanding Series B Preferred Stock effective April 25, 2005 for shareholders of record on April 20, 2005 (the "Record Date"), on the preference basis, one (1) share of Common Stock for each two (2) shares of Preferred Stock issued and outstanding, on the Record Date. The mandatory conversion was approved by shareholder action without a meeting pursuant to Section 228 of the Delaware General Corporation Law with the written consent of shareholders owning in the aggregate 800,000, shares or approximately 54% of the 1,478,901 shares issued and outstanding on the Record Date. Upon conversion there will be a total of 24, 013, 596 shares of the Registrant's Common Stock issued and outstanding, pre-reverse split. See Reverse Split of Common Stock below.

Reverse Split of Common Stock
-----------------------------

    Also on April 14, 2005, the Registrant's Board of Directors unanimously approved a reverse split of the Company's Common Stock on the basis of one (1) share for each fifteen (15) shares held on the record date, May 8, 2005, effective May 9, 2005. The reverse split, as proposed by the Board of Directors, was approved by shareholders' action without a meeting pursuant to Section 228 of the Delaware General Corporation Law and with the written consent of shareholders owning in the aggregate, 19,930,749 shares, or approximately 83% of the Registrant's issued and outstanding Common Stock. As an aspect of the shareholder action, the Company's management was authorized and directed to establish the effective date for the reverse split as May 9, 2005, maintain the post-reverse split par value of the Registrant's Common Stock at $0.0001 per share and amend the Company's Amended Certificate of Incorporation to increase the total number of shares of stock which the Registrant is authorized to issue to 110,000,000 shares, consisting of 100,000,000 shares of Common Stock, par value $0.0001 per share, and 10,000,000 of Preferred Stock, par value $0.0001 per share. Following amendment of the Registrant's Certificate of Incorporation, future shares of Preferred Stock may be issued from time to time in one or more series as may be established from time to time by further resolution of the Board of Directors of the Registrant. Each such series, if any, shall consist of such number of shares and have such distinctive designation or title as shall be fixed by future resolution of the Board of Directors prior to the issuance of any shares in any such series. Each class or series of Preferred Stock shall have voting powers full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions, thereof, as shall be stated in such future resolution of the Board, if any, providing for issuance of such series of Preferred Stock.

    On the effective date, May 9, 2005, based on the number of shares of the Registrant's Common Stock issued and outstanding at date, there will be 1,600,907 shares of post-reverse split Common Stock issued and outstanding.


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Increase in Authorized Common Stock
-----------------------------------

    As indicated above, the Registrant's Board of Directors, and Shareholders owning approximately 83% of the Registrant's issued and outstanding Common Stock, approved an increase in the shares of Common Stock which the Company may issue from 40,000,000 shares (pre-reverse split), $0.0001 par value per share to 100,000,000 (post-reverse split) shares, par value $0.0001 per share. The Registrant will file a corresponding amendment to its Amended Certificate of Incorporation in the State of Delaware reflecting the increase in its authorized Common Stock to 100,000,000 post-reverse split shares, accordingly.

Item 5.01 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

    On April 14, 2005, the Registrant's Board of Directors, and Shareholders owning approximately 83% of the Registrant's issued and outstanding Common Stock, by action without a meeting pursuant to Section of 228 of the Delaware General Corporation Law, approved and directed amendment of the Registrant's Amended Certificate of Incorporation in the State of Delaware to increase its authorized Capital Stock to 110,000,000 shares, consisting of 100,000,000 shares of Common Stock, par value $0.0001 per share and 10,000,000 shares of Preferred Stock, $0.0001 par value per share and to reflect the prior reverse split of its Common Stock in which each 15 pre-reverse split shares of Common Stock outstanding on May 9, 2005, shall be deemed to be one (1) share of post-reverse split Common Stock of the Company, par value $0.0001 per share. Article FOURTH of the Registrant's Amended Certificate of Incorporation is further amended to authorize shares of Preferred Stock which may be issued from time to time in one or more series as may be established from time to time by future resolutions by the Board of Directors of the Company (the "Board"), each of which series shall consist of such number of shares and have such distinctive designation or title as shall be fixed by resolution of the Board prior to the issuance of any shares of such series. Each such class or series of Preferred Stock shall have voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions, thereof, as shall be stated in such future resolution of the Board, if any, providing for issuance of such series of Preferred Stock. The amendments to the Amended Certificate of Incorporation of the Registrant in the State of Delaware were duly adopted in accordance with the provision of Section 228 of the Delaware General Corporation Law.

Item 9.01 Financial Statements and Exhibits.

(c) 	Exhibits.


        20 Information Statement (1)



        (1) Previously filed with the Securities and Exchange Commission on April 19, 2005.


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                                SIGNATURE

    Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.



Date: April 20, 2005       W3 GROUP, INC., A Delaware Corporation
                           (Registrant)


                           By: /s/Robert Gordon
                               -------------------------------
                               Robert Gordon
                               President



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